UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 11, 2012

Ryder System, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11690 NW 105th Street, Miami, Florida		33178
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 500-3726

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On June 11, 2012, our Board of Directors, upon the recommendation of the Board's Corporate Governance and Nominating Committee, elected Michael F. Hilton, President and Chief Executive Officer of Nordson Corporation, and Tamara L. Lundgren, President and Chief Executive Officer of Schnitzer Steel Industries, Inc., each to serve as a director for a term of office expiring at our 2013 Annual Meeting of Shareholders. Mr. Hilton’s term of office is effective July 1, 2012 and Ms. Lundgren’s term of office is effective October 1, 2012. Mr. Hilton has been appointed to the Board's Compensation Committee and Corporate Governance and Nominating Committee. Committee assignments for Ms. Lundgren will be made before her start date.

The Board has determined that Mr. Hilton and Ms. Lundgren qualify as independent under the independence standards set forth in the NYSE corporate governance listing standards. There are no arrangements or understandings between either Mr. Hilton or Ms. Lundgren and any other persons with respect to their appointments as a director. Neither Mr. Hilton, Ms. Lundgren nor any immediate family member of Mr. Hilton or Ms. Lundgren has been a participant in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Mr. Hilton and Ms. Lundgren will participate in the standard non-employee director compensation arrangements described under the heading "Director Compensation" in our 2012 Proxy Statement, which was filed with the Securities and Exchange Commission on March 19, 2012. We plan to enter into a Director Indemnification Agreement with Mr. Hilton and Ms. Lundgren, the form of which was previously filed with the Commission on October 10, 2006.

Press releases announcing Mr. Hilton's and Ms. Lundgren’s election to the Board are filed with this report as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Report on Form 8-K:

Exhibit 99.1: Press Release dated June 13, 2012 announcing the election of Michael F. Hilton.

Exhibit 99.2: Press Release dated June 13, 2012 announcing the election of Tamara L. Lundgren.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ryder System, Inc.

June 13, 2012	By:	Robert D. Fatovic

Name: Robert D. Fatovic
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 13, 2012 announcing the election of Michael F. Hilton
99.2	Press Release dated June 13, 2012 announcing the election of Tamara L. Lundgren